UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

TRISALUS LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6272 W 91st Ave, Westminster, Colorado	80031
(Address of Principal Executive Offices)	(Zip Code)

(888) 321-5212

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TLSI	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of registrant's common stock at an exercise price of $11.50 per share	TLSIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 30, 2025, TriSalus Life Sciences, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors named therein (the “Purchasers”) pursuant to which the Company agreed to issue and sell to the Purchasers in a private placement (the “Private Placement”) an aggregate of 5,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $4.00 per share.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and the Purchasers, indemnification rights and other obligations of the parties. In connection with the Private Placement, the Company and the Purchasers will enter into a registration rights agreement (the “Registration Rights Agreement”) at the closing, pursuant to which the Company will grant certain registration rights to the Purchasers with respect to their Shares (as further described below). In addition, the Company has committed to use commercially reasonable efforts to satisfy all of its obligations set forth in the Support Agreements (as defined below). The Company and its directors and officers have agreed, for a period of 60 days after the date of the Purchase Agreement, to customary lock-up and clear market provisions, as applicable, subject to certain exceptions.

The Private Placement is anticipated to close on May 2, 2025, but in any event no later than May 7, 2025, subject to customary closing conditions. The Company anticipates receiving aggregate gross proceeds from the Private Placement of approximately $22.0 million, before deducting estimated offering fees and expenses payable by the Company.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement covering the resale of the Shares held by the Purchasers (the “Registrable Securities”) as promptly as reasonably practicable and in any event no later than 30 days after the date of the Registration Rights Agreement (the “Filing Deadline”). The Company agreed to use commercially reasonable efforts to cause such registration statement to become effective at the earliest possible date, but no later than the earlier of (i) the 60th calendar day following the initial filing date of such registration statement if the Securities and Exchange Commission (the “SEC”) notifies the Company that it will “review” such registration statement and (ii) the 5th business day after the Company is notified by the SEC that such registration statement will not be “reviewed” or will not be subject to further review. The Company also agreed to use commercially reasonable efforts to keep such registration statement effective until the earlier of: (i) the date on which the Purchasers shall have resold all of the Registrable Securities covered by such registration statement and (ii) the date on which the Registrable Securities may be resold without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement has not been filed by the Filing Deadline, (ii) the registration statement has not been declared effective prior to the earlier of (A) the ninetieth (90th) calendar day following the initial filing date of the registration statement if the SEC notifies the Company that it will “review” the registration statement and (B) five business days after the date which the Company is notified by the SEC that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason including by reason of a stop order or the Company’s failure to update such registration statement, subject to certain limited exceptions, then the Company has agreed to make pro rata payments to the Purchasers as liquidated damages in an amount equal to 1% of the aggregate amount invested by the Purchasers in the Registrable Securities per 30-day period or pro rata for any portion thereof for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement. The Company is not obligated to pay liquidated damages during any periods it is unable to meet its registration obligations due to circumstances outside of the Company’s control, including the failure of a Purchaser to furnish the information required pursuant to the Registration Rights Agreement.

The Company has granted the Purchasers customary indemnification rights in connection with the registration statement. The Purchasers have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Tender and Support Agreement

As a condition of the Purchasers entering into the Purchase Agreement, on April 30, 2025, the Company entered into a tender and support agreement (the “Support Agreement”) with certain holders (the “Supporting Holders”) of shares of the Company’s outstanding Series A Convertible Preferred Stock, $0.0001 par value per share (the “Preferred Stock”). Pursuant to the Support Agreement, the Company agreed to (i) initiate an exchange offer (the “Exchange Offer”) pursuant to a registration statement on Form S-4 to be filed with the SEC to offer all holders of the Preferred Stock the opportunity to exchange their Preferred Stock for Common Stock, with each share of Preferred Stock offered to be exchanged into a number of shares of Common Stock equal to the quotient of (A) the sum of (1) $10.00, which is the liquidation preference per share of the Preferred Stock (the “Liquidation Preference”), and (2) all accrued and unpaid dividends per share on the Preferred Stock calculated as if such share remained outstanding on August 10, 2027 and dividends were being paid then, divided by (B) $4.00, and (ii) concurrent with the Exchange Offer, set a special meeting (the “Special Meeting”) to submit to the vote of the holders of Preferred Stock an amendment to the Certificate of Designations, Preferences and Rights for the Preferred Stock (the “Amendment”) to: (A) add the right of the Company to call, at any time, all or any portion of the then-outstanding shares of Preferred Stock for conversion into shares of Common Stock equal to the quotient of (x) the sum of (1) the Liquidation Preference and (2) all accrued and unpaid dividends per share on the Preferred Stock as of the conversion date, divided by (y) $5.277, which is the current conversion price per share for the Preferred Stock, and (B) eliminate the conversion price reset provision in the Certificate of Designations, Preferences and Rights for the Preferred Stock whereby the conversion price of the Preferred Stock is subject to possible downward adjustment in July 2027. The per share amounts set forth above in this paragraph are subject to adjustment for the same adjustment events as apply to the conversion price for the Preferred Stock and are set forth in the Certificate of Designations, Preferences and Rights for the Preferred Stock. The affirmative vote of the holders representing at least a majority of the outstanding shares of Preferred Stock is required to approve the Amendment.

The Supporting Holders hold approximately 55% of the shares of Preferred Stock outstanding and have agreed to tender and exchange all of their shares of Preferred Stock in the Exchange Offer and to vote all of their shares of Preferred Stock to approve or consent to the Amendment and any other proposal required for the adoption of the Amendment or the consummation of the Exchange Offer.

The Company has agreed to take all steps reasonably necessary or desirable to commence the Exchange Offer and hold the Special Meeting as soon as practicable. The Support Agreement shall terminate upon the earlier of (i) the date the Company’s board of directors or committee thereof determines to no longer pursue the Exchange Offer, and (ii) September 30, 2025.

The foregoing description of the Support Agreement, including the proposed Amendment, which is attached as an exhibit to the Support Agreement, does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

Full financial results for the quarter ended March 31, 2025 are in the process of being finalized, however initial and preliminary results show revenue, driven solely by the TriNav® Infusion System, of approximately $9.2 million in the first quarter of 2025. This represents growth of approximately 42% versus the first quarter of 2024.

The preliminary results set forth above are unaudited, are based on management’s initial review of the Company’s results for the quarter ended March 31, 2025, and are subject to revision based upon the Company’s quarter-end closing procedures. Actual results may differ materially from these preliminary unaudited results following the completion of quarter-end closing procedures, final adjustments or other developments arising between now and the time that the Company’s financial results are finalized. In addition, these preliminary unaudited results are not a comprehensive statement of the Company’s financial results for the quarter ended March 31, 2025, should not be viewed as a substitute for full, unaudited financial statements for the quarter ended March 31, 2025, and are not necessarily indicative of the Company’s results for any future period.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchasers in the Purchase Agreement, the offering and sale of the Shares described above are being offered and sold in a private placement under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to exchange or the solicitation of an offer to exchange or the solicitation of an offer to purchase any securities, nor shall there be any exchange or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Where You Can Find Additional Information

In connection with the Company’s obligations under the Purchase Agreement and Support Agreement, the Company intends to file a registration statement on Form S-4 containing a proxy statement/prospectus, an exchange offer statement on Schedule TO (the “Schedule TO”), including an offer to exchange, a letter of transmittal and consent and related documents, and other documents concerning the proposed Exchange Offer and Special Meeting with the SEC. THE COMPANY URGES INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS, THE SCHEDULE TO AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE EXCHANGE OFFER AND THE PROPOSED AMENDMENT. Investors may obtain free copies of the proxy statement/prospectus, Schedule TO (in each case, when available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Free copies of these documents (when available) and the Company’s other SEC filings are also available on the Company’s website at https://investors.trisaluslifesci.com/financials/sec-filings.

The Company and its directors, executive officers, certain members of management and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies with respect to the proposed Exchange Offer and Special Meeting. Information regarding the Company’s officers and directors is included in the Company’s Definitive Proxy Statement on Schedule 14A with respect to its 2025 Annual Meeting of Stockholders, which we expect to file with the SEC on April 30, 2025. This document will be available free of charge at the SEC’s website at www.sec.gov or by going to the Company’s website at https://investors.trisaluslifesci.com/financials/sec-filings. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed Special Meeting, and a description of their direct and indirect interests in the proposed Exchange Offer, Amendment and other items that may be presented at the Special Meeting, which may differ from the interests of the Company’s stockholders generally, will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Item 7.01	Regulation FD Disclosure.

On April 30, 2025, the Company issued a press release announcing the Private Placement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including the attached Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that relate to future results and events may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on the current expectations, estimates, forecasts and projections of the Company. Such statements include, but are not limited to, statements regarding the completion and timing of the Private Placement, the Exchange Offer and the Special Meeting, the approval and adoption of the Amendment and the gross proceeds the Company expects to receive from the Private Placement, the anticipated cash runway from the proceeds of the Private Placement, the Company’s financial results for the three months ended March 31, 2025, and the Company’s belief as to the factors causing the financial results. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the ability for the Company to obtain the necessary approvals needed to consummate the Exchange Offer and adopt the Amendment, the timing and potential delays related to the Special Meeting and Exchange Offer, the risk that the Company will not become profitable on its expected timeline, if at all, the risk that the reported financial results will differ from the estimates provided in this Current Report on Form 8-K and other risks including those set forth in the Company’s filings with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated April 30, 2025, by and among TriSalus Life Sciences, Inc. and the persons party thereto.

10.2	Form of Registration Rights Agreement.

10.3	Tender and Support Agreement, dated April 30, 2025, by and among TriSalus Life Sciences, Inc. and the persons party thereto.

99.1	Press Release, dated April 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2025	TriSalus Life Sciences, Inc.

	By:	/s/ James Young
		Name:	James Young
		Title:	Chief Financial Officer